UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2009

UAL CORPORATION

UNITED AIR LINES, INC.

(Exact name of registrant issuer as specified in its charter)

Delaware Delaware	001-06033 001-11355	36-2675207 36-2675206
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 W. Wacker Drive, Chicago, IL	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 997-8000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 5, 2009, UAL Corporation (the “Company”) and United Air Lines, Inc. (“United”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, on behalf of the underwriters (collectively, the “Underwriters”), and JPMorgan Chase Bank, N.A., as depositary, in connection with the issuance and sale of a total of $659,107,000 of United Air Lines, Inc. Pass Through Certificates, Series 2009-1A, at a stated interest of 10.40% and a final expected distribution date of November 1, 2016 (the “Certificates”). The Company and United expect that delivery of the Certificates will be made under the Underwriting Agreement on or about October 13, 2009.

The Company intends to use the net proceeds from the offering to redeem at par all of the $568 million aggregate principal amount of the equipment notes (plus accrued interest) relating to its outstanding pass through certificates, series 2001-1B, series 2001-1C and series 2001-1D. The Company expects to use the remaining proceeds for general corporate purposes. The payment obligations of United under the equipment notes will be fully and unconditionally guaranteed by the Company.

The Certificates are offered pursuant to the Prospectus Supplement, dated October 5, 2009, to the Prospectus, dated June 19, 2007, which forms a part of the Company’s and United’s automatic shelf registration statement on Form S-3 (Registration No. 333-143865) (the “Registration Statement”), filed with the Securities and Exchange Commission on June 19, 2007.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated by reference herein. The Underwriting Agreement is hereby incorporated by reference into the Registration Statement.

The Underwriters or their affiliates have from time to time provided and/or may in the future provide investment banking, commercial banking and financial advisory services to the Company, for which they have received or will receive customary compensation.

Item 7.01.	Regulation FD Disclosure.

On October 6, 2009, United issued a press release announcing the pricing of the offering of the Certificates.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
1.1*	Underwriting Agreement, dated October 5, 2009, by and among J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, JPMorgan Chase Bank, N.A., United Air Lines, Inc. and UAL Corporation.

99.1*	Press Release issued October 6, 2009 by United Air Lines, Inc.

*	Filed herewith electronically.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION

	By:	/S/ KATHRYN A. MIKELLS
	Name:	Kathryn A. Mikells
	Title:	Executive Vice President and Chief Financial Officer

Date: October 6, 2009

EXHIBIT INDEX

Exhibit No.	Description
1.1*	Underwriting Agreement, dated October 5, 2009, by and among J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, JPMorgan Chase Bank, N.A., United Air Lines, Inc. and UAL Corporation.

99.1*	Press Release issued October 6, 2009 by United Air Lines, Inc.

*	Filed herewith electronically.

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